                                                                   EXHIBIT 10.27

[BANK ONE LOGO]

                     PROMISSORY NOTE MODIFICATION AGREEMENT

This Promissory Note Modification Agreement (the "Agreement") is made and entered into to be effective as of June 22, 2000, (the "Effective Date"), by and between The Trizetto Group, Inc., a Delaware Corporation (if more than one, jointly and severally, "Borrower"), and Bank One, Colorado, NA ("Lender").

                                    RECITALS

A. Borrower has executed a promissory note in the amount of $3,000,000.00 and dated October 27, 1999, in favor of Lender, as the same may have been amended or modified from time to time (the "Note").

B. The Note has at all times been, and is now, continuously and without interruption, outstanding in favor of Lender.

C. Borrower has requested that the Note be modified to the limited extent as hereinafter set forth, and Lender has agreed to such modification.

                                   AGREEMENT

NOW, THEREFORE, by mutual agreement of the parties and in mutual consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note is modified as hereinafter indicated.

1. ACCURACY OF RECITALS. Borrower acknowledges the accuracy of the Recitals, stated above.

     2.   MODIFICATION OF PROMISSORY NOTE.

     2.1 The paragraph in the Note having the caption "VARIABLE INTEREST RATE" is hereby deleted in its entirety.

     2.2 The following provisions are deemed to be part of the Note, and any contrary provisions in the Note are deemed to be modified hereby:

          2.2.1 The following terms shall have the following meanings when used in this Modification. Capitalized terms not otherwise defined shall have the meanings of such terms in the Note.

          "INTEREST PERIOD" means a period commencing on the date selected by Borrower and ending on the last day of the period selected by Borrower as provided herein. Each Interest Period shall be of a duration of one month, provided, however, that; (i) Whenever the last day of an Interest Period would otherwise occur on a day other than a Business Day, the last day of the Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that if the extension would cause the last day of the Interest Period to occur in the next following calendar month, the last day of the Interest Period shall occur on the next preceding Business Day; and (ii) No Interest Period shall extend beyond the maturity of the Note.

          "LIBOR RATE" means the sum of (i) two and one-quarter percent (2.25%) per annum, and (ii) the offered rate for the period equal to or next greater than the Interest Period for U.S. Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of the Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate System ("Telerate"), Page 3750 or 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate. Provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source available to Lender or shall be calculated by Lender by a substantially similar methodology as that therefore used to determine such offered rate in Telerate.

          "LIBOR RATE AMOUNT" means some or all of the indebtedness that bears or is requested to bear interest at the Libor Rate.

          "LONDON BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England.

          "VARIABLE INTEREST RATE" means the rate per annum equal to the rate announced from time to time by Lender as its prime rate ("Index"), which may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers. Each change in the Variable Interest Rate will become effective without notice on the same day as the Index changes.

          "VARIABLE RATE AMOUNT" means some or all of the indebtedness that bears or that is requested to bear interest at the Variable Interest Rate.

          2.2.2 Notwithstanding any provision of the Note or the Related Documents to the contrary, Borrower may elect that, as of any Business Day designated by Borrower, upon notice that is received by Lender not later than noon (12:00 PM local time) two (2) Business Days prior to such designated date, interest on a Libor Rate Amount shall accrue at a Libor Rate during an Interest Period. Each such notice shall specify (i) such designated date, (ii) the amount of such Libor Rate Amount, and (iii) the Interest Period. In addition, Borrower may as of any designated Business Day, upon notice that is received by Lender not later than noon (12:00 PM local time) two (2) Business

[BANK ONE LOGO]

Days prior to such designated Business Day, convert a Libor rate Amount into a Variable Rate Amount or continue a Libor Rate Amount as a Libor Rate Amount for a new Interest Period, provided, that Borrower may make such conversion or continuation only on the last day of the Interest Period. Each such notice of conversion or continuation shall specify (A) the date of such conversion or continuation, (B) the amount to be converted or continued, and (C) the Interest Period. Any amount not complying with the foregoing requirements for an amount bearing interest at the Libor Rate shall bear interest at the Variable Interest Rate. Any Libor Rate Amount not continued as a Libor Rate Amount in compliance with the foregoing requirements shall, after the end of the Interest Period, bear interest at the Variable Interest Rate, whether or not Borrower has expressly elected to convert the Libor Rate Amount to a Variable Rate Amount. Lender shall be entitled to fund and maintain its funding of all or any part of the Note in any manner it sees fit.

2.2.3 Borrower shall pay to Lender from time to time such amounts as Lender may determine to be necessary to compensate Lender for any costs incurred by Lender which Lender determines are attributable to its making or maintaining any Libor Rate Amount hereunder or its obligation to make any such Libor Rate Amount hereunder, or any reduction in any amount receivable by Lender under the Note in respect of any such Libor Rate Amount or such obligation (such costs and reductions in amounts receivable being herein called "Additional costs"), resulting from any change after the date of the Note in U.S. federal, state, municipal, or foreign laws or regulations (including Regulation D), or the adoption or making after such date of any interpretations, directives, or requirements applying to a class of banks including Lender of or under any U.S. federal, state, municipal, or any foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof ("Regulatory Change"), which: (1) changes the basis of taxation of any amounts payable to Lender under the Note in respect of any such Libor Rate Amount (other than taxes imposed on the overall net income of the Lender; or (2) imposed or modifies any reserve, special deposit, compulsory loan, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of Lender (including any such Libor Rate Amount or any deposits referred to in the definition of any Libor Rate); or (3) imposes any other condition affecting this Note (or any of such extensions of credit or liabilities). Lender will notify the Borrower of any event occurring after the date of the Note which will entitle Lender to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by Lender for purposes of this paragraph of the effect of any Regulatory Change in its costs of making or maintaining Libor Rate Amounts or on amounts receivable by it in respect of Libor Rate Amounts, and of the additional amounts required to compensate Lender in respect of any Additional Costs, shall be presumed prima facie correct.

2.2.4 In respect of any Libor Rate Amount, in the event that (i) Lender shall have determined that dollar deposits of the relevant amount for the relevant Interest Period for such Libor Rate Amount are not available or (ii) by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the Libor Rate applicable to such Interest Period in the manner provided in the definition of such term, as the case may be, Lender shall promptly give notice of such determination by the Borrower and (i) any notice of new Libor Rate Amounts (or conversion of existing Libor Rate Amounts or Variable Rate Amounts to Libor Rate Amounts) previously given by the Borrower and not yet borrowed (or converted, as the case may be) shall be deemed a notice that such amounts shall bear interest at the Variable Interest Rate, and (ii) the Borrower shall be obligated either to prepay or to convert any outstanding Libor Rate Amounts on the last day of the then current Interest Period or Periods with respect thereto, as Borrower shall elect.

2.2.5 If at any time any new law, treaty or regulation enacted after the date hereof, or any change after the date hereof in any existing law, treaty or regulation, or any interpretation thereof after the date hereof by any governmental or other regulatory authority charged with the administration thereof, shall make it unlawful for Lender to fund any Libor Rate Amounts with moneys obtained in the London interbank market, the commitment of Lender to extend Libor Rate Amounts shall, upon the happening of such event forthwith be suspended for the duration of such illegality, and Lender shall by written notice to the Borrower declare that the commitment to extend Libor Rate Amounts has been so suspended and, if and when such illegality ceases to exist, such suspension shall cease and Lender shall similarly notify the Borrower. If any such change shall make it unlawful for Lender to continue in effect the funding in the applicable London interbank market of any Libor Rate Amount previously made by it hereunder, Lender shall, upon the happening of any such event, notify the Borrower in writing stating the reasons therefor, and the Borrower shall, on the earlier of (i) the last day of then current Interest Period or (ii) if required by such law, regulation or interpretation, on such date shall be specified in such notice, either convert all Libor Rate Amounts to Variable Rate Amounts or prepay all Libor Rate Amounts to Lender in full, as Borrower shall elect.

2.2.6 Notwithstanding any provision of the Note to the contrary, all accrued interest on each Libor Rate Amount shall be due and payable (i) monthly on the date in each month during the Interest Period which is the numerical equivalent of the first day of the Interest Period (or if no such date in any month, then on the last day of such month) and (ii) on the last day of the Interest Period. Interest on Variable Rate Amounts shall be due and payable monthly as provided in the Note.

2.2.7 The paragraph of the Note having the caption "PREPAYMENT" is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

        PREPAYMENT. Borrower may prepay all or any portion of a Variable Rate Amount at any time without payment of premium or penalty. Borrower may prepay all or any portion of a Libor Rate Amount, provided that if Borrower makes any such prepayment other than on the last day of the Interest Period, Borrower shall pay all accrued interest on the principal amount prepaid with such prepayment and, on demand, shall reimburse Lender and hold Lender harmless from all losses and expenses incurred by Lender as a result of such prepayment, including, without limitation, any losses and expenses arising from the liquidation or reemployment of deposits acquired to fund or maintain the principal amount prepaid. Such reimbursement shall be calculated as though Lender funded the principal amount prepaid through the purchase of U.S. dollar deposits in the London, England Interbank market

[BANK ONE LOGO]

            having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Libor Rate for such Interest Period, whether in fact that is the case or not. Lender's determination of the amount of such reimbursement shall be conclusive in the absence of manifest error.

      2.3 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor of the Loan or third-party pledgor of collateral securing the Loan in any Acknowledgement and Consent attached to this Agreement is materially incorrect or misleading on the Effective Date. As used in this Agreement, "Loan Documents" shall include the Note, this Agreement and all other documents executed by Borrower or others in connection with the Loan that is evidenced by the Note.

      2.4 Each reference in any Loan Document to that or any other Loan Document shall be deemed to be a reference to such Loan Document, as modified herein.

3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL. The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect. Any property, and rights to or interests in property, that were granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that, as of the Effective Date:

      4.1 No default or event of default under any of the Loan Documents as modified hereby, nor any event that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents, has occurred and is continuing.

      4.2 There has been no material adverse change in the financial conditions of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Note from the most recent financial statement received by Lender.

      4.3 All representations and warranties of Borrower in the Loan Documents are accurate.

      4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents.

      4.5 The Note and the other Loan Documents executed by Borrower are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

      4.6 Borrower, if not an individual, is validly existing under the laws of the state of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents. The execution and delivery of this Agreement and the performance of the Loan Documents have been duly authorized by all requisite action by or on behalf of Borrower.

5. BORROWER OBLIGATIONS. Contemporaneously with the execution and delivery of this Agreement, Borrower:

      5.1 Agrees to promptly execute, deliver, and provide to Lender such additional agreements, documents, and instruments as are reasonably required by Lender to effectuate the intent of this Agreement.

      5.2 Fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all of Borrower's actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender with respect to the Loan or the Loan Documents and
      (ii) arising from events occurring prior to the Effective Date.

      5.3 Has executed and delivered, or caused to be executed and delivered, to Lender, as additional security for the Loan, the Commercial Pledge and Security Agreement dated June 7, 2000 executed by Borrower in favor of Lender.

6. EXECUTION AND DELIVERY OF AGREEMENT BY LENDER. Lender shall not be bound by this Agreement until (i) Lender has executed and delivered this Agreement,
(ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor of the Loan and each third-party pledgor of collateral securing the Loan has executed the Acknowledgement and Consent attached to this Agreement and (iv) if required in writing by Lender, Borrower and each guarantor of the Loan and each third-party pledgor of collateral securing the Loan have executed and delivered to Lender an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement in Lender's standard forms.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender with respect to the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents may be changed, discharged, supplemented, terminated, or waived, except in a writing signed by the parties thereto.

[BANK ONE LOGO]

 8. BINDING EFFECT. The Loan Documents shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns, as well as the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, that Borrower may not assign any rights nor delegate any obligations under the Loan Documents, and any purported assignment or delegation thereof shall be void.

 9. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to conflicts of law principles.

10. COUNTERPART EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to form one physical document.

11. NOT A NOVATION. This Agreement is a modification only and not a novation. Except for the modifications expressly set forth in this Agreement, the Note and each other Loan Document, and all the terms and conditions thereof, shall be and remain in full force and effect, with the changes herein deemed to be incorporated therein. This Agreement is to be considered attached to the Note and made a part thereof. This Agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or the Loan, or release any owner of collateral securing the Note or the Loan. The validity, priority and enforceability of the Promissory Note shall not be impaired hereby.

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note Modification Agreement, with effect as of the Effective Date.

BORROWER:

THE TRIZETTO GROUP, INC.,
A DELAWARE CORPORATION

By:  /s/ D. BRIAN KARR
   -----------------------------
   D. Brian Karr, Vice President
   of Finance

LENDER'S ACKNOWLEDGMENT AND AGREEMENT:

The foregoing Promissory Note Modification Agreement is hereby acknowledged and agreed to this _____ day of __________, 2000.

LENDER:

BANK ONE, COLORADO, NA

By:
   ----------------------------
Title:
      -------------------------

[BANK ONE LOGO]

                            BUSINESS LOAN AGREEMENT

   PRINCIPAL      LOAN DATE       MATURITY      LOAN NO        CALL           COLLATERAL     ACCOUNT        OFFICER         INITIALS
   $3,000,000.00    06-22-2000     11-04-2000                  113780          049            2756603893      00480

         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

     BORROWER:   THE TRIZETTO GROUP, INC., A DELAWARE         LENDER:   BANK ONE, COLORADO, NA
                 CORPORATION                                            CORPORATE LENDING - BOULDER
                 567 SAN NICOLAS DRIVE, SUITE 360                       1125 17TH STREET
                 NEWPORT BEACH, CA 92660                                DENVER, CO 80217

THIS BUSINESS LOAN AGREEMENT between THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION ("Borrower") and Bank One, Colorado, NA ("Lender") is made and executed as of June 22, 2000. This Agreement governs all loans, credit facilities and/or other financial accommodations described herein and, unless otherwise agreed to in writing by Lender and Borrower, all other present and future loans, credit facilities and other financial accommodations provided by Lender to Borrower. All such loans, credit facilities and other financial accommodations, together with all renewals, amendments and modifications thereof, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; and (b) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of June 22, 2000, and shall continue thereafter until all Loans and other obligations owing by Borrower to Lender hereunder have been paid in full and Lender has no commitments or obligations to make further advances under the Loans to Borrower.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Colorado. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Business Loan Agreement, as may be amended or modified from time to time, together with all exhibits and schedules attached hereto from time to time.

     BORROWER. The word "Borrower" means THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION.

     COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral for any Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     GRANTOR. The word "Grantor" means and include each and all of the persons or entities granting a Security Interest in any Collateral for any of the Loans.

     GUARANTOR. The word "Guarantor" means and includes each and all of the guarantors, sureties, and accommodation parties for any of the Loans.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Borrower, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Borrower, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

     LENDER. The word "Lender" means Bank One, Colorado, NA, its successors and assigns.

     NOTE. The word "Note" means any and all promissory note or notes which evidence Borrower's Loans in favor of Lender, as well as any amendment, modification, renewal or replacement thereof.

     PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either (i) not yet due, or (ii) being contested in good faith by appropriate proceedings for and which Borrower has established adequate reserves; (c) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure any indebtedness permitted under this Agreement; and (d) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of security interest, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.


REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each request for an advance or disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists hereafter:

     ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly qualified and in good standing in all other states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents to which Borrower is a party have been duly authorized by all necessary action; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower. Borrower has all requisite power and authority to execute and deliver this Agreement and all other Related Documents to which Borrower is a party.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely discloses Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     LEGAL EFFECT. This Agreement and all other Related Documents to which Borrower is a party constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

     PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower is the sole owner of, and has good title to, all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last six (6) years.

06-22-2000                  BUSINESS LOAN AGREEMENT                       PAGE 2
LOAN NO                           (CONTINUED)

- --------------------------------------------------------------------------------

     COMPLIANCE. Except as disclosed in writing to Lender (a) Borrower is conducting Borrower's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters, and (b) Borrower otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage of any toxic or hazardous substance or solid waste.

     LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may in any one case or in the aggregate materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     TAXES. All tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those that have been disclosed in writing to Lender which are presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to and approved by Lender in writing, Borrower has not entered into any Security Agreements, granted a Security interest or permitted the filing or attachment of any Security interests on or affecting any of the Collateral, except in favor of Lender.

     LICENSES, TRADEMARKS AND PATENTS. Borrower possesses and will continue to possess all permits, licenses, trademarks, patents and rights thereto which are needed to conduct Borrower's business and Borrower's business does not conflict with or violate any valid rights of others with respect to the foregoing.

     COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes approved by Lender and such proceeds will not be used for the purchasing or carrying of "margin stock" as defined in Regulation U issued by the Board of Governors of the Federal Reserve System.

     INELIGIBLE SECURITIES. No portion or any advance or Loan made hereunder shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by Lender or any other affiliate of Banc One Corporation during the underwriting period and for 30 days thereafter.

     EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's chief executive office if Borrower has more than one place of business, is located at 567 SAN NICOLAS DRIVE, SUITE 360, NEWPORT BEACH, CA 92660. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan advances to Borrower, Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect during the term of this Agreement.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     DEPOSITORY RELATIONSHIP. Establish and maintain its primary operating account(s) with Lender.

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor, and (c) the creation, occurrence or assumption by Borrower of any actual or contingent liabilities not permitted under this Agreement.

     FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine, audit and make and take away copies or reproductions of Borrower's books and records at all reasonable times. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

     INSURANCE. Maintain fire and other risk insurance, public liability insurance, business interruption insurance and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a Security interest for the Loans, Borrower will provide Lender with such lender loss payable or other endorsements as Lender may require.

     INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
     (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy.

     OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits; provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted principles. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     OPERATIONS. Conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act, all applicable environmental statutes, rules, regulations and ordinances and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all federal, state and local environmental laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on properly owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; and furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or

06-22-2000                  BUSINESS LOAN AGREEMENT                       PAGE 3
LOAN NO                           (CONTINUED)
================================================================================

      not there is damage to the environment and/or other natural resources.

      ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

      MAINTAIN BASIC BUSINESS. Engage in any business activities substantially different than those in which Borrower is presently engaged.

      CONTINUITY OF OPERATIONS. Cease operations, liquidate, dissolve or merge or consolidate with or into any other entity.

      INDEBTEDNESS. Create, incur or assume additional indebtedness for borrowed money, including capital leases, or guarantee any indebtedness owing by others, other than (a) current unsecured trade debt incurred in the ordinary course of business, (b) indebtedness owing to Lender, (c) borrowings outstanding as of the date hereof and disclosed to Lender in writing, and (d) any borrowings otherwise approved by Lender in writing.

      LIENS. Mortgage, assign, pledge, grant a security interest in or otherwise encumber Borrower's assets, except as allowed as a Permitted Lien.

      TRANSFER OF ASSETS. Transfer, sell or otherwise dispose of any of Borrower's assets other than in the ordinary course of business.

      INVESTMENTS. Invest in, or purchase, create, form or acquire any interest in, any other enterprise or entity.

      LOANS. Make any loans to any person or entity.

      DIVIDENDS. Pay any dividends on Borrower's capital stock or purchase, redeem, retire or otherwise acquire any of Borrower's capital stock or alter or amend Borrower's capital structure.

      AFFILIATES. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable than would be obtained in a comparable arm's length transaction with a person or entity not an Affiliate of Borrower. As used herein, the term "Affiliate" means any individual or entity directly or indirectly controlling, controlled by or under common control with, another entity or individual.

CONDITIONS PRECEDENT TO ADVANCES. If Lender is obligated to make any Loan advances or to otherwise disburse any Loan proceeds to Borrower, such obligation shall be subject to the conditions precedent that as of the date of such advance or disbursement and after giving effect thereto (a) all representations and warranties made to Lender in this Agreement and the Related Documents shall be true and correct as of and as if made on such date, (b) no material adverse change in the financial condition of Borrower or any Guarantor since the effective date of the most recent financial statements furnished to Lender, or in the value of any Collateral, shall have occurred and be continuing, (c) no event has occurred and is continuing, or would result from the requested advance of disbursement, which with notice or lapse of time, or both, would constitute an Event of Default, (d) no Guarantor has sought, claimed or otherwise attempted to limit, modify or revoke such Guarantor's guaranty of any Loan, and (e) Lender has received all Related Documents appropriately executed by Borrower and all other proper parties.

ADDITIONAL NEGATIVE COVENANT - CHANGE IN MANAGEMENT. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender permit a material change in the capacity, responsibility or authority of the following management personnel; Jeffrey H. Margolis and D. Brian Karr.

ADDITIONAL NEGATIVE COVENANT - TRANSFER OF OWNERSHIP. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender permit the sale, pledge or other transfer of any ownership interest in Borrower. Additional equity raised may be used to retire outstanding capital stock.

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or any other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

      DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on any of the indebtedness.

      OTHER DEFAULTS. Failure of Borrower, any Guarantor or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement, the Note or in any of the other Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement now existing or hereafter arising between Lender and Borrower.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender under this Agreement or the Related Documents is false or misleading in any material respect.

      DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower, Grantor or any Guarantor to any third party under any agreement or undertaking.

      BANKRUPTCY OR INSOLVENCY. If the Borrower, Grantor or any Guarantor: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

      LIQUIDATION, DEATH AND RELATED EVENTS. If Borrower, Grantor or any Guarantor is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, Lender may, at its option, without further notice or demand, (a) terminate all commitments and obligations of Lender to make Loans to Borrower, if any, (b) declare all Loans and any other indebtedness immediately due and payable, (c) refuse to advance any additional amounts under the Note, or (d) exercise all the rights and remedies provided in the Note or in any of the Related Documents or available at law, in equity, or otherwise; provided, however, if any Event of Default of the type described in the "Bankruptcy or insolvency" subsection above shall occur, all Loans and any other indebtedness shall automatically become due and payable, without any notice, demand or action by Lender. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedies shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS.

      AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

      APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to any conflict of laws or provisions thereof.

      JURY WAIVER. THE UNDERSIGNED AND LENDER [BY ITS ACCEPTANCE HEREOF] HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON

06-22-2000                  BUSINESS LOAN AGREEMENT
Loan No                           (CONTINUED)                             PAGE 4

     CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, AND ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

     ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may hire one or more attorneys to help collect the Indebtedness if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstances, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same document. Signature pages may be detached from the counterparts to a single copy of this Agreement to physically form one document.

     SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SURVIVAL. All warrants, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or emission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor or Guarantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS EXECUTED AS OF THE DATE SET FORTH ABOVE.

BORROWER:

THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION

By  /s/ D. BRIAN KARR
   -------------------------------------------
   D. BRIAN KARR, VICE PRESIDENT OF FINANCE

LENDER:

Bank One, Colorado, NA

By
  --------------------------------------------
   Authorized Officer

[BANK ONE LOGO]

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT

  Principal         Loan Date      Maturity       Loan No      Call       Collateral     Account      Officer   Initials
$3,000,000.00       06-22-2000     11-04-2000                 113750          D49       2756603893     00480
- -------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- -------------------------------------------------------------------------------------------------------------------------


BORROWER:  THE TRIZETTO GROUP, INC.,                LENDER:  BANK ONE, COLORADO, NA
           A DELAWARE CORPORATION                            CORPORATE LENDING - BOULDER
           567 SAN NICOLAS DRIVE, SUITE 380                  1126 17TH STREET
           NEWPORT BEACH, CA 92660                           DENVER, CO 80217


THIS COMMERCIAL PLEDGE AND SECURITY AGREEMENT is entered into by THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION (referred to below as "Grantor") for the benefit of Bank One, Colorado, NA (referred to below as "Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor pledges and grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in State of Colorado ("Code"):

     AGREEMENT. The word "Agreement" means this Commercial Pledge and Security Agreement, as this Commercial Pledge and Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge and Security Agreement from time to time.

     BROKERAGE ACCOUNT. The words "Brokerage Account" mean any securities account or commodity account included in the Collateral at any time, together with all credit balances and money credited to the account, all investment property carried in the account, and, except as otherwise agreed by Lender in writing, all other securities accounts and commodity accounts maintained by Grantor with the same broker.

     COLLATERAL. The word "Collateral" means the following specifically described property, together with all Brokerage Accounts relating to the Collateral, and all Income and Proceeds as described below and all records relating to the foregoing property:

          BROKERAGE ACCOUNT NO. 049-41366 AT BEAR, STEARNS & CO., INC. AND ALL SECURITIES, CASH AND OTHER ASSETS NOW OR HEREAFTER HELD IN SUCH ACCOUNT.

     EVENT OF DEFAULT. The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION, its successors and assigns.

     GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     INCOME AND PROCEEDS. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, conversion and redemption proceeds, proceeds of any insurance on the Collateral, and any shares of stock issued in substitution or exchange for shares included in the Collateral, whether in connection with a recapitalization, reclassification, merger, consolidation, conversion, combination of shares, stock split, spin-off or otherwise; provided however, until the occurrence of an Event of Default, Grantor shall be entitled to all cash dividends and all Interest paid on the Collateral free of the security interest created under this Agreement.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Grantor, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Grantor, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing; whether such indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others whether Grantor may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

          LENDER. The word "Lender" means Bank One, Colorado, NA, its successors and assigns.

     NOTE: The word "Note" means the promissory note dated October 27, 1999, in the principal amount of $3,000,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for such promissory note.

     OBLIGOR. The word "Obligor" means and includes without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

     OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances, registered pledges, adverse claims, and any other claims of others except the security interest created by this Agreement.

     RIGHT TO PLEDGE. Grantor has the full right, power and authority to enter into this Agreement and to pledge and grant a security interest in the Collateral.

     BINDING EFFECT. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws and except to the extent specific remedies may generally be limited by equitable principles.

     NO FURTHER ASSIGNMENT. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

     NO DEFAULTS. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement, governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     SOLVENCY OF GRANTOR. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, (i) Grantor is and will be solvent, (ii) the fair saleable value of Grantor's assets exceeds and will continue to exceed Grantor's liabilities (both fixed and contingent), (iii) Grantor is paying and will continue to be able to pay its debts as they mature, and (iv) if Grantor is not an individual, Grantor has and will have sufficient capital to carry on Grantor's businesses and all businesses in which Grantor is about to engage.

     LIEN NOT RELEASED. The lien, security interest and other security rights of Lender hereunder shall not be impaired by any indulgence, moratorium or release granted by Lender, including but not limited to, the following:
     (a) any renewal, extension, increase or modification of any of the Indebtedness; (b) any surrender, compromise, release, renewal, extension, exchange or substitution granted in respect of any of the Collateral; (c) any release or indulgence granted to any endorser, guarantor or surety of any of the Indebtedness; (d) any release of any other collateral for any of the Indebtedness; (e) any acquisition of any additional collateral for any of the Indebtedness; and (f) any waiver or failure to exercise any right, power or remedy granted herein, by law or in any of the Related Documents.

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GRANTOR'S COVENANTS. Grantor will comply with the following covenants at all times during the period of time this Agreement is effective unless Lender shall otherwise consent in writing:

     DELIVERY OF INSTRUMENTS AND/OR CERTIFICATES. Contemporaneously herewith, Grantor covenants and agrees to deliver to Lender any certificates, documents or instruments representing or evidencing the Collateral, with Grantor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Lender, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Lender.

     FURTHER ASSURANCES. Grantor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Lender may request in order
     (i) to perfect and protect the security interest created or purported to be created hereby in the Collateral and the first priority of such security interest, (iii) to enable Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Lender; (C) cooperating with Lender in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Lender's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Lender, in form and substance satisfactory to Lender; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Lender, in form and substance satisfactory to Lender. If all or any part of the Collateral is securities issued by an agency or department of the United States, Grantor covenants and agrees, at Lender's request, to cooperate in registering such securities in Lender's name or with Lender's account maintained with a Federal Reserve Bank. If the Collateral consists of investment property for which no certificate has been issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry, initial transaction statement, registered pledge, or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement.

     DILUTION OF OWNERSHIP. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Grantor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer unless immediately upon issuance additional securities are pledged and delivered to Lender pursuant to the terms hereof to the extent necessary to give Lender a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Lender had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any party to purchase or otherwise acquire any such securities.

     RESTRICTIONS ON SECURITIES. Grantor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Lender.

     INCOME AND PROFITS. Grantor agrees that all income, earnings and profits with respect to the Collateral shall be reported for local, state and federal income tax purposes as attributable to Grantor and not Lender. Grantor further agrees to instruct any person authorized to report income distributions from the Collateral to issue an IRS Form 1099 indicating Grantor as the recipient of such income, earnings and profits.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL. Lender may hold the Collateral until all the indebtedness has been paid and satisfied and thereafter may deliver the Collateral to any Grantor. Lender shall have the following rights in addition to all other rights it may have by law:

     INCOME AND PROCEEDS FROM THE COLLATERAL. Lender may receive all income and Proceeds and add it to the other Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all income and Proceeds from any other Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange of any other Collateral.

     VOTING RIGHTS. As long as no Event of Default shall have the occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Grantor; provided, however, that Grantor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Lender, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

     TRANSACTIONS WITH OTHERS. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change in terms or conditions, or
     (c) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

     COLLECTION OF COLLATERAL. Lender, at Lender's option may, but need not, collect directly from the Obligors on any of the Collateral all Income and Proceeds or other sums of money and other property due and to become due under the Collateral, and Grantor authorizes and directs the Obligors, if Lender exercises such option, to pay and deliver to Lender all Income and Proceeds and other sums of money and other property payable by the terms of the Collateral and to accept Lender's receipt for the payments.

     POWER OF ATTORNEY. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, such power of attorney being coupled with an interest and with full power of substitution, in the place and stead of Grantor and in the name of Grantor or otherwise, to take any action and to execute any instrument which Lender may from time to time in Lender's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Lender or its nominee, (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Lender may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Lender shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Lender may deem necessary or appropriate for the collection or preservation of the Collateral or otherwise to enforce the rights of Lender with respect to the Collateral.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and will be payable on demand by Lender. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation with respect to Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for the following: (a) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral; (b) fixing, preserving or exercising any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Grantor makes written demand to Lender at least ten (10) days prior to any deadline for taking the action demanded, (ii) such written demand is received by Lender at least ten
(10) days prior to any deadline for taking the action demanded, (iii) Grantor provides additional collateral, acceptable to Lender in its sole discretion, and
(iv) no Event of Default has occurred; (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral; or (d) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement, the Note, any of the other Related Documents or in any other agreement now existing or hereafter arising between Lender and Grantor.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender under this Agreement, the Note or any of the other Related Documents is false or misleading in any material respect.

     DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owning by Grantor

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     or any Guarantor to any third party under any agreement or undertaking.

     BANKRUPTCY OR INSOLVENCY. If Grantor or any Guarantor: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "APPLICABLE BANKRUPTCY LAW") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

     LIQUIDATION, DEATH AND RELATED EVENTS. If Grantor or any Guarantor is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the indebtedness.

     DILUTION OF OWNERSHIP. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Lender pursuant to the terms hereof to the extent necessary to give Lender a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Lender had before such issuance) or any options, warrants or other rights to purchase any such capital stock.

     BANKRUPTCY OF ISSUER. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, or (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof.

     FAILURE TO REGISTER. If the Collateral includes investment property for which no certificate has been issued, failure of the issuer, transfer agent, mutual fund company, or broker, as the case may be, to furnish a written statement to Lender recording Lender's security interest to such Collateral, or the identification of any adverse claim that may interfere with Lender's security interest in such Collateral.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one ore more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Declare all indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

     COLLECT THE COLLATERAL. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the indebtedness.

     SELL THE COLLATERAL. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Lender may buy the Collateral, or any portion thereof, (I) at any public sale, and (II) at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Lender shall not be obligated to make any sale of Collateral regardless of a notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice be made at the time and place to which it was so adjourned. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten
     (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing.

     REGISTER SECURITIES. Register any securities included in the Collateral in Lender's name or street name and exercise any rights normally incident to the ownership of securities. Register any or all investment property in Lender's sole name or in the name of its broker, agent or nominee. Remove any or all Collateral from Brokerage Accounts. Exercise all rights of Lender under any control agreement relating to investment property. Exercise any voting, conversion, registration, purchase, or other rights of a holder of any Collateral (and any reasonable expense in that connection shall be an expense of preserving the value of the Collateral). Collect, with or without legal action, any notes, checks or other instruments for the payment of money that are included in the Collateral and compromise or settle with any obligor.

     SELL SECURITIES. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor nor any member of Grantor's family will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent. Grantor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five
     (5) BONA FIDE offerees shall be deemed to involve a "public sale" for the purposes of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Lender may, in such event, bid for the purchase of such securities.

     FORECLOSURE. Maintain a judicial suit for foreclosure and sale of the Collateral.

     TRANSFER TITLE. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     OTHER RIGHTS AND REMEDIES. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Code, at law, in equity, or otherwise. Grantor waives any right to require Lender to proceed against any third party, exhaust any other security for the indebtedness or pursue any other right or remedy available to Lender.

     APPLICATION OF PROCEEDS. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorneys' fees as provided below, as provided below, and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear.

     VOTING RIGHTS. Upon the occurrence of Event of Default, Grantor will not exercise any voting rights with respect to securities pledged as Collateral. Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Grantor's securities pledged as Collateral upon the occurrence of an Event of Default.

     DIVIDEND RIGHTS AND INTEREST PAYMENTS. Upon the occurrence of an Event of
     Default: (i) all rights of Grantor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to the Agreement shall automatically cease, and all such rights shall thereupon become vested with Lender which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and (ii) all dividend and interest payments which are received by Grantor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Lender, shall be segregated from other funds of Grantor, and shall be forthwith paid over to Lender in the exact form received (properly endorsed or assigned if requested by Lender), to be held by Lender as Collateral.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not effect Lender's right to declare a default and to exercise its remedies.

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AMENDMENTS. This Agreement, together with all Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and shall supercede all prior written and oral agreements and understandings, if any, regarding same. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado. Subject to the provisions on arbitration in any Related Document, this Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to any conflict of laws or provisions thereof.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, AND ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

ATTORNEYS' FEES; EXPENSES. Grantor will upon demand pay to Lender the amount of any and all costs and expenses (including without limitation, reasonable attorneys' fees and expenses) which Lender may incur in connection with (i) the perfection and preservation of the collateral assignment and security interests created under this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral,
(iii) the exercise or enforcement of any of the rights of Lender under this Agreement, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

TERMINATION. Upon (i) the satisfaction in full of the indebtedness and all obligations hereunder, (ii) the termination or expiration of any commitment of Lender to extend credit that would become indebtedness hereunder, and (iii) Lender's receipt of a written request from Grantor for the termination hereof, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor's written request, Lender will, at Grantor's sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

INDEMNITY. Grantor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, directors, shareholders, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence) arising in connection with the Related Documents, the Indebtedness or the Collateral (including, without limitation, the enforcement of the Related Documents and the defense of any Indemnified Person's action and/or inactions in connection with the Related Documents), except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

NOTICES. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be as modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, Grantor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Lender.

WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right to thereafter demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

DETERIORATION OF COLLATERAL VALUE. Grantor agrees that at all times the aggregate market value of the pledged securities comprising all or part of the collateral (the "Pledged Securities") shall equal or exceed $3,000,000.00 (the "Default Amount"), which value shall be determined according to the then-current trading price on the exchange that trades the Pledged Securities, or by such other appropriate method (which determination shall be made by Lender in its sole discretion). If at any time such value is less than the Default Amount, Grantor shall, within five (5) days following written notice thereof by Lender to Grantor, deliver and pledge to Lender additional Collateral acceptable to Lender in its sole discretion. If Grantor fails to take such action within such time, such event shall be an immediate and additional Event of Default hereunder and Lender may exercise any and all rights and remedies (including, without limitation, sale of the Pledged Securities or other Collateral) without any further notice by Lender to Grantor.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 22, 2000.

GRANTOR:

THE TRIZETTO GROUP, INC. A DELAWARE CORPORATION

By: /s/ D. BRIAN KARR
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        D. BRIAN KARR, VICE PRESIDENT OF FINANCE